Exhibit 10.1

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 4, 2018 by and among INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation (“ISA”; and together with any additional Person that at any time becomes an additional Borrower, jointly, severally and collectively, “Borrowers” and each a “Borrower”), ISA LOGISTICS LLC, a Kentucky limited liability company (“ISA Logistics”), ISA INDIANA, INC., an Indiana corporation (“ISA Indiana”), ISA REAL ESTATE, LLC, a Kentucky limited liability company (“ISA Real Estate”), ISA INDIANA REAL ESTATE, LLC, a Kentucky limited liability company (“ISA IN Real Estate”), 7021 GRADE LANE LLC, a Kentucky limited liability company (“7021 Grade Lane”), 7124 GRADE LANE LLC, a Kentucky limited liability company (“7124 Grade Lane”), and 7200 GRADE LANE LLC, a Kentucky limited liability company (“7200 Grade Lane”; and together with ISA Logistics, ISA Indiana, ISA Real Estate, ISA IN Real Estate, 7021 Grade Lane, 7124 Grade Lane and any additional Person that at any time becomes a Guarantor, jointly, severally and collectively, “Guarantors” and each a “Guarantor”; and together with Borrowers, jointly, severally and collectively, “Loan Parties” and each a “Loan Party”), and MIDCAP BUSINESS CREDIT LLC, a Texas limited liability company (“Lender”).

RECITALS:

WHEREAS, Borrowers, the other Loan Parties and Lender are parties to the Loan and Security Agreement (All Assets), dated as of February 29, 2016 (as amended by the Amendment No. 1 to Loan and Security Agreement, dated as of March 31, 2017, this Amendment and as the same may hereafter be amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”); and

WHEREAS, Loan Parties have requested that Lender (i) increase the Credit Limit and (ii) make certain other amendments to the Loan Agreement, and Lender has agreed to the foregoing requests subject to the terms and conditions hereof.

NOW THEREFORE, in consideration of the premises and the agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions. Interpretation.  Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.  This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in the Loan Agreement.

Section 2.  Amendments to Loan Agreement.

2.1              Additional Definition.  Section 5(e) of the Loan Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

“Second Amendment” means the Amendment No. 2 to Loan and Security Agreement, dated as of June 4, 2018, by and among Borrowers, the other Loan Parties and Lender.

2.2               Credit Limit.  The definition of “Credit Limit” set forth in Section 5(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(vi)           “Credit Limit” shall mean an amount equal to $10,000,000.”

2.3               Qualified Account.  Section 6(k) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(k)           The account, when aggregated with all of the accounts of that account debtor and their respective Affiliates does not exceed fifteen percent (15%) of the then aggregate of all accounts (or (i) thirty percent (30%) for account debtor Waupaca Foundry and (ii) twenty-five percent (25%) for account debtor Versatile Processing Group).”

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2.4               Customer Credit Limits.  Exhibit 2 to the Loan Agreement is hereby deleted in its entirety and replaced with the Exhibit 2 set forth on Exhibit A attached hereto.

Section 3.  Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

3.1               this Amendment shall have been duly authorized, executed and delivered by Loan Parties, and a counterpart hereof as so executed or acknowledged shall have been received by Lender;

3.2               the Second Amended and Restated Revolving Note shall have been duly authorized, executed and delivered by Borrowers, and an original thereof as so executed or acknowledged shall have been received by Lender;

3.3          the Amended and Restated Subordination Agreement shall have been duly authorized, executed and delivered by K&R and the Loan Parties, and counterparts thereof as so executed or acknowledged shall have been received by Lender; and

3.4               after giving effect to this Amendment, all of the representations and warranties set forth in the Loan Agreement will be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly related to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date and no Event of Default shall exist.

Section 4.  Miscellaneous.

4.1               Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.2        Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.3               Loan Documents Unaffected.  Each reference to the Loan Agreement in any Loan Document shall hereafter be construed as a reference to the Loan Agreement as modified hereby.  Except as otherwise specifically provided, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Loan Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any provision of the Loan Agreement or any other Loan Document, including, without limitation, the guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Amendment is a Loan Document.

4.4               Entire Agreement.  This Amendment, together with the Loan Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.5               Governing Law; Jury Trial Waiver.  THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AS WELL AS ALL CLAIMS, CONTROVERSIES OR DISPUTES ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

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4.6               Jury Trial Waiver.  EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

4.7               Counterparts.  This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.  Transmission by a party to another party (or its counsel) via facsimile, electronic mail or other method of electronic communication of a signed copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

BORROWER:

INDUSTRIAL SERVICES OF AMERICA, INC.,
a Florida corporation

By:	/s/ Todd Phillips
Todd Phillips, Chief Executive Officer, President and Chief Financial Officer

Address:	7100 Grade Lane, Building 1
Louisville, Kentucky 40213
Attention:	Todd Phillips
Telephone:	502-367-7100
Telecopier:	None
Email:	TPhillips@isa-inc.com

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE.]

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[SIGNATURES CONTINUED FROM THE PREVIOUS PAGE.]

GUARANTORS:

ISA INDIANA, INC.,
an Indiana corporation
By:	/s/ Todd Phillips
Todd Phillips, President

ISA LOGISTICS LLC,
a Kentucky limited liability company
By:	Industrial Services of America, Inc.,
a Florida Corporation, its Sole Member
	By:	/s/ Todd Phillips
Todd Phillips, Chief Executive Officer,
President and Chief Financial Officer

ISA REAL ESTATE, LLC,
a Kentucky limited liability company
By:	Industrial Services of America, Inc.,
a Florida Corporation, its Manager
	By:	/s/ Todd Phillips
Todd Phillips, Chief Executive Officer,
President and Chief Financial Officer

ISA INDIANA REAL ESTATE, LLC,
a Kentucky limited liability company
By:	Industrial Services of America, Inc.,
a Florida Corporation, its Manager
	By:	/s/ Todd Phillips
Todd Phillips, Chief Executive Officer,
President and Chief Financial Officer

7021 GRADE LANE LLC,
a Kentucky limited liability company
By:	Industrial Services of America, Inc.,
a Florida Corporation, its Manager
	By:	/s/ Todd Phillips
Todd Phillips, Chief Executive Officer,
President and Chief Financial Officer

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE.]

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[SIGNATURES CONTINUED FROM THE PREVIOUS PAGE.]

GUARANTORS:

7124 GRADE LANE LLC,
a Kentucky limited liability company

By:	Industrial Services of America, Inc.,
a Florida Corporation, its Sole Member

	By:	/s/ Todd Phillips
Todd Phillips, Chief Executive Officer,
President and Chief Financial Officer

7200 GRADE LANE LLC,
a Kentucky limited liability company

By:	Industrial Services of America, Inc.,
a Florida Corporation, its Manager

	By:	/s/ Todd Phillips

Todd Phillips, Chief Executive Officer,
President and Chief Financial Officer

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE.]

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[SIGNATURES CONTINUED FROM THE PREVIOUS PAGE.]

LENDER:

MIDCAP BUSINESS CREDIT LLC,
a Texas limited liability company
By:	/s/ Steven A. Samson
Name:	Steven A. Samson
Title:	President

Address:	433 South Main Street
West Hartford, Connecticut 06110
Attention:	Portfolio Manager for Industrial
Services of America, Inc.
Telephone:	860-503-1629
Telecopier:	800-217-0500
Email:	ssamson@midcapcredit.com

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EXHIBIT A

TO

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

CUSTOMER CREDIT LIMITS

EXHIBIT 2

Customer Credit Limits

[List of customer account names and credit limits has been omitted. The Registrant hereby undertakes to furnish copies of the omitted listing upon request by the U.S. Securities and Exchange Commission.]

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